                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder-Dreman High Return Equity Fund

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may also focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R and Institutional Class shares are not subject to sales charges.

Returns and rankings during the 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception date on September 11, 1995 and for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder-Dreman High Return Equity Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	4.90%	18.24%	1.01%	4.90%	13.44%
Class B	4.47%	17.28%	.19%	4.06%	12.47%
Class C	4.49%	17.38%	.24%	4.10%	12.53%
Class R	4.79%	17.93%	.63%	4.49%	12.98%
S&P 500 Index+	6.79%	18.33%	-2.14%	-1.52%	11.34%

Scudder-Dreman High Return Equity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I	5.06%	18.70%	1.46%	5.35%	13.18%
S&P 500 Index+	6.79%	18.33%	-2.14%	-1.52%	9.69%

Scudder-Dreman High Return Equity Fund	6-Month++	1-Year	Life of Class**
Institutional Class	5.08%	18.67%	11.83%
S&P 500 Index+	6.79%	18.33%	14.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I shares commenced operations on November 1, 1995. Index returns begin October 31, 1995.
** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 5/31/04	$ 37.93	$ 37.77	$ 37.82	$ 37.92	$ 37.93	$ 37.94
11/30/03	$ 36.44	$ 36.29	$ 36.34	$ 36.45	$ 36.43	$ 36.46
Distribution Information: Six Months: Income Dividends as of 5/31/04	$ .29	$ .14	$ .15	$ .36	$ .24	$ .36

Class A Lipper Rankings - Equity Income Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	71	of	200	36
3-Year	54	of	149	36
5-Year	19	of	133	15
10-Year	1	of	52	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman High Return Equity Fund - Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,144	$9,713	$11,974	$33,274
	Average annual total return	11.44%	-.97%	3.67%	12.77%
Class B	Growth of $10,000	$11,428	$9,860	$12,100	$32,400
	Average annual total return	14.28%	-.47%	3.89%	12.47%
Class C	Growth of $10,000	$11,738	$10,072	$12,224	$32,555
	Average annual total return	17.38%	.24%	4.10%	12.53%
Class R	Growth of $10,000	$11,793	$10,190	$12,455	$33,874
	Average annual total return	17.93%	.63%	4.49%	12.98%
S&P 500 Index+	Growth of $10,000	$11,833	$9,372	$9,262	$29,263
	Average annual total return	18.33%	-2.14%	-1.52%	11.34%

Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$11,870	$10,446	$12,980	$28,896
	Average annual total return	18.70%	1.46%	5.35%	13.18%
S&P 500 Index+	Growth of $10,000	$11,833	$9,372	$9,262	$22,123
	Average annual total return	18.33%	-2.14%	-1.52%	9.69%

Scudder-Dreman High Return Equity Fund		1-Year	Life of Class**
Institutional Class	Growth of $250,000	$296,675	$304,875
	Average annual total return	18.67%	11.83%
S&P 500 Index+	Growth of $250,000	$295,825	$315,525
	Average annual total return	18.33%	14.22%

The growth of $10,000 and $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Class I shares commenced operations on November 1, 1995. Index returns begin October 31, 1995.
** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman addresses the economy, the management team's approach and the resulting performance of Scudder-Dreman High Return Equity Fund for the six months ended May 31, 2004.

Q: Will you provide an overview of market conditions during the period?

A: Throughout the semiannual period, the market was influenced by continued economic improvement, inflationary fears, rising interest rates and global unrest. Although most experts agreed that an economic recovery had taken hold, it's strength and sustainability were widely debated in the media, due to seemingly contradictory statistics. Productivity was robust, influencing the Federal Reserve Board's decision to increase short-term interest rates. The job market, although improved, remained somewhat weak. Investor uncertainty resulted in a period characterized by rotation, volatility and, ultimately, relatively muted returns.

Q: How did the fund perform?

A: Scudder-Dreman High Return Equity Fund Class A shares (unadjusted for sales charges, which, if included, would have reduced performance) advanced 4.90% during the six-month period ended May 31, 2004. (This fund offers other share classes. Please see pages 4 through 6 for more complete performance information.) The fund trailed both the 6.79% total return of the benchmark Standard & Poor's 500 (S&P 500) and the 6.78% average total return of its peers in the Equity Income Funds category, as tracked by Lipper Inc., for the same period.1

1 Equity Income Funds, by prospectus and portfolio practice, seek relatively high current income and growth of income by investing 65% or more of their individual portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe.

While we are disappointed with the fund's performance during the period, we are proud of its admirable long-term track record. Among its peers in the Equity Income Funds category, the fund was ranked (on a total return basis) #71 of 200; #19 of 133; #1 of 52; and #1 of 24 funds for the one-, five-, 10- and 15-year periods ended May 31, 2004, according to Lipper Inc.2 Of course, past performance does not guarantee future results.

2 Rankings are based on the fund's total return for Class A shares during the period cited. Performance includes reinvestment of all distributions. The performance of other classes may vary.
3 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company with the value of that company as indicated on its financial statements.) P/CF is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

During the first five months of the period, fund performance kept pace with the benchmark. In May, however, three of the portfolio's four largest holdings underperformed significantly. (See below for more detailed information.) It's unusual for three core positions to take hits like this during the same month. It's frustrating, of course. Yet we remain confident in the fundamental solidity of these companies and fully expect to see them recover lost ground.

Q: Will you describe your contrarian philosophy and how it aids your investment management decisions?

A: The classic contrarian value investing philosophy is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that are trading below their intrinsic values, with prices that are low relative to their earnings (P/E, the most common measure of how expensive a stock is), book value (P/B) and cash flow (P/CF).3 Typically, these types of companies provide potential for above-market returns over time.

We base our stock selection solely on fundamental, "bottom-up" analysis, a process of evaluation that takes into account the individual merits of each stock. Therefore, we do not choose stocks based on industry sector or the macroeconomic environment. Industry sector weightings are a residual of individual stock selection.

Q: Were there strategies or particular stocks that contributed to performance?

A: Overall, the fund's heavy overweight (proportionately larger position) in energy stocks relative to the benchmark S&P 500 proved most advantageous. Another issue, Tyco International, Ltd., also was also a strong contributor.

During the period, the fund's energy holdings continued to benefit from historically high oil and natural gas prices, which were the result of increased demand, low inventory levels and the continued conflict in Iraq. The size of our energy position is predicated both on what we consider the attractive valuations of the major integrated energy companies and on the need to hedge against terrorist action or political insurrection in the Mideast. Because the spare capacity of the world's oil supply is about 2%, we believe that terrorism and political instability pose serious threats. Any event that might damage pipelines or otherwise interrupt supply could be disastrous, causing prices to spike. Should prices come down, we would consider building our stake in energy stocks in the future. We do not, however, expect to see a decline in oil and gas prices anytime soon.

Within the energy sector, Transocean Inc. and ConocoPhillips contributed most to performance.

• Transocean was the portfolio's best performer. The company provides offshore contract drilling services for oil and gas wells, specializing in deep-water drilling and exploration of other harsh environments. After having suffered a recent setback, the company logged robust gains during the period. Surging oil prices and turmoil in the Mideast have helped convince investors of the need for more domestic exploration. Deep water remains one of the few places in which scientists believe meaningful discoveries can be made.

• ConocoPhillips, among the portfolio's five largest holdings, is an integrated global energy company, with oil and gas exploration, production and refinery businesses, among others. The company benefited from its larger stake than other diversified energy companies in the refinery business, which has been growing. Since the 1980s, the number of refineries has been reduced by approximately half. Many older plants have been closed due to inefficiency and noncompliance with newer laws regarding pollutants. As a result, there is no excess capacity in US refineries, which has been positive for businesses still in existence. ConocoPhillips significantly outperformed analyst earnings estimates during the period. And we believe there is room for future growth.

The portfolio's second-most-powerful contributor to returns was Tyco International Ltd.

Manufacturing conglomerate Tyco is a classic example of our contrarian investment discipline at work. The stock is quickly regaining ground lost in the wake of corporate scandal. After the news broke of its former senior managers' misdeeds, the stock dropped precipitously. While many investors abandoned the company, we added to our position. We had identified value in this company early on. We were confident of the fundamental solidity of its underlying businesses, which we knew were still profitable and generating substantial free cash flow (the amount of cash a company has left over after it pays its expenses). Consistent with our buy-and-hold approach, we hung on through the turmoil. Our fortitude was rewarded during the period.

We are encouraged by Tyco's new management team. It is our opinion that the new managers have done an outstanding job of getting the company back on track, especially given the short time that they've been at the helm, the complicated nature of the company itself, and the daunting task of rebuilding its once fine reputation. It appears that the investing public has begun to focus on the value of the underlying businesses and their prospects under adept management. Consequently, we've seen robust gains in the stock's price, and analysts are bumping up their price targets beyond current levels. We believe there is still great value in this stock. We intend to remain fully invested in it.

Q: You've already touched on the stocks that disappointed during the period. Will you provide greater detail about what caused their poor performance?

A: As we mentioned earlier, three of the portfolio's four largest holdings faced concurrent difficulties during the period. These are Altria Group Inc., Freddie Mac and Fannie Mae.

• Altria Group, the portfolio's largest holding, is the parent company of Philip Morris USA Inc. and Philip Morris International Inc., which are engaged in the manufacture and sale of cigarettes. Two pending court cases made good headlines but bad business for tobacco companies in May.

The first is a civil claim under the Racketeer Influenced and Corrupt Organizations Act (RICO) that was brought against several tobacco companies by the Department of Justice. The companies had brought a motion for summary judgment to dismiss the case, which the US district court judge rejected. This action is what hurt Altria Group, as well as other tobacco stocks. However, the judge noted in her ruling that federal law requires the government to prove that the tobacco companies together engaged in a fraudulent scheme in violation of the RICO statute, that they received ill-gotten gains as a direct result of that scheme and that they are likely to engage in future RICO violations. This is, in our opinion, the most significant part of her ruling. It's our contention that proving a likelihood of future violations will be a difficult legal hurdle for the government to clear.

The second case is a class action lawsuit previously dismissed by a Florida court of appeals. When the state supreme court agreed to hear the case, which asks for record-high punitive damages, investors panicked. Altria Group, along with portfolio holdings R.J. Reynolds Tobacco Holdings, Inc. and UST Inc. (to a lesser extent), were hurt by the decision. Again, our view is more positive. We believe there are technical issues germane to the case that make it more than likely to be thrown out.

As veterans of the tobacco wars, we know that headlines can be damaging. There has always been tremendous volatility in tobacco stocks. But over time, these stocks have generated extraordinary returns and paid consistently high dividends. It's important to remember that there is no potentially damaging legislation pending and that today's headlines are soon yesterday's news. We believe in the fundamental strength of these companies and their abilities to generate outstanding upside potential.

• Freddie Mac and Fannie Mae remained under a media cloud during the period. The companies continued to be locked in a battle with the Bush administration, which introduced tough, new regulatory guidelines, which have yet to be approved by Congress. The guidelines are a result of investigation into Freddie Mac's accounting methods, which began when it became known approximately 18 months ago that earnings were understated.

Fannie Mae, which is viewed similarly by the market, also was affected. We believe these companies soon will be back on track. Congress and the administration are nearing an agreement. Additionally, in our view, these companies are poised to benefit from their aggressive management of interest rate risk, which could enable them to increase their mortgage portfolio holdings and grow earnings. Further, we believe these companies offer extreme values, with remarkably low relative P/E ratios and strong earnings growth.

Q: Do you have any closing comments for shareholders?

A: During the last several years, there has been an increasing movement of investors into value stocks. The trend appears to be accelerating as interest rates rise and investors become more reluctant to pay the high multiples of growth stocks. This bodes well for value investing.

Nonetheless, rising interest rates underscore the need to balance risk and return potential. Our low P/E value approach, which seeks companies with long-term earnings growth and above-market dividend yields, has proven to offer better risk-adjusted total returns than the broader market over time. We believe that this can help our shareholders achieve their long-term investment goals. As always, we are thankful for their continued support and look forward to serving their needs in the future.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	11/30/03

Common Stocks	91%	91%
Cash Equivalents	9%	9%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/04	11/30/03

Financials	33%	31%
Consumer Staples	20%	23%
Health Care	18%	15%
Energy	12%	10%
Consumer Discretionary	11%	12%
Industrials	4%	4%
Information Technology	2%	3%
Utilities	-	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (43.9% of Portfolio)
1. Altria Group, Inc. Operator of multi-line companies	8.6%
2. Freddie Mac Supplier of mortgage credit	5.8%
3. Washington Mutual, Inc. Provider of diversified financial services	4.9%
4. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	4.8%
5. ConocoPhillips Producer of petroleum and natural gas	4.5%
6. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	4.1%
7. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	3.2%
8. Bank of America Corp. Provider of commercial banking services	2.9%
9. ChevronTexaco Corp. Operator of petroleum exploration, delivery and refining facilities	2.8%
10. R.J. Reynolds Tobacco Holdings, Inc. Holding company for R.J. Reynolds Tobacco Company, a cigarette manufacturer	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 90.7%
Consumer Discretionary 9.7%
Automobiles 0.7%
Ford Motor Co.	2,573,875	38,222,044
Multiline Retail 0.9%
Federated Department Stores, Inc.	955,925	45,607,181
Specialty Retail 8.1%
Best Buy Co., Inc.	326,270	17,214,005
Borders Group, Inc. (b)	5,115,200	116,780,016
Home Depot, Inc.	2,798,835	100,534,153
Lowe's Companies, Inc.	398,050	21,323,539
Staples, Inc.	4,089,105	112,777,516
The Gap, Inc.	2,700,341	65,213,235
		433,842,464
Consumer Staples 17.9%
Food & Drug Retailing 0.4%
Safeway, Inc.*	1,090,725	24,606,756
Tobacco 17.5%
Altria Group, Inc.	9,608,875	460,937,734
Imperial Tobacco Group (ADR)	691,850	31,036,391
R.J. Reynolds Tobacco Holdings, Inc.	2,231,441	125,406,984
Universal Corp. (b)	2,113,950	99,482,487
UST, Inc.	5,828,600	217,756,496
		934,620,092
Energy 10.7%
Energy Equipment & Services 0.7%
Transocean, Inc.*	1,461,175	39,057,208
Oil & Gas 10.0%
ChevronTexaco Corp.	1,660,967	150,151,417
ConocoPhillips	3,235,473	237,257,235
Devon Energy Corp.	954,375	56,651,700
El Paso Corp.	6,132,125	44,212,621
Kerr-McGee Corp.	902,625	44,454,281
		532,727,254
Financials 30.0%
Banks 15.0%
Bank of America Corp.	1,841,684	153,099,191
Bank One Corp.	756,568	36,655,720
KeyCorp.	2,442,850	76,729,918
PNC Financial Services Group	1,695,010	93,581,502
Sovereign Bancorp, Inc.	3,566,300	77,567,025
US Bancorp.	1,909,250	53,649,925
Wachovia Corp.	1,019,500	48,130,595
Washington Mutual, Inc.	6,012,264	262,615,692
		802,029,568
Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	19,044	921,730
Diversified Financial Services 0.4%
CIT Group, Inc.	654,875	24,538,166
Insurance 3.9%
American International Group, Inc.	1,311,500	96,132,950
Marsh & McLennan Companies, Inc.	1,196,500	52,789,580
Ohio Casualty Corp.*	298,900	5,604,375
Safeco Corp.	619,125	25,972,293
St. Paul Companies, Inc.	671,860	26,659,405
		207,158,603
Thrifts & Mortgage Finance 10.7%
Fannie Mae	3,823,750	258,867,875
Freddie Mac	5,340,350	311,823,037
		570,690,912
Health Care 16.2%
Health Care Equipment & Supplies 1.4%
Becton, Dickinson and Co.	1,503,215	75,641,779
Health Care Providers & Services 6.4%
AmerisourceBergen Corp.	804,500	48,253,910
HCA, Inc.	1,765,000	68,534,950
Humana, Inc.*	969,000	16,540,830
Laboratory Corp. of America Holdings*	1,982,450	81,994,132
Medco Health Solutions, Inc.*	1,377,662	48,259,500
Quest Diagnostics, Inc.	899,600	77,500,540
		341,083,862
Pharmaceuticals 8.4%
Bristol-Myers Squibb Co.	6,839,150	172,825,320
Merck & Co., Inc.	2,644,520	125,085,796
Pfizer, Inc.	3,397,705	120,074,895
Schering-Plough Corp.	1,932,600	32,660,940
Wyeth	10,800	388,800
		451,035,751
Industrials 4.0%
Electrical Equipment 1.4%
Emerson Electric Co.	1,206,700	72,039,990
Industrial Conglomerates 2.6%
General Electric Co.	1,521,825	47,359,194
Tyco International Ltd.	3,001,980	92,430,964
		139,790,158
Information Technology 2.1%
IT Consulting & Services
Electronic Data Systems Corp.	6,918,911	113,124,195
Utilities 0.1%
Gas Utilities
NiSource, Inc.*	1,613,040	4,056,796
Total Common Stocks (Cost $4,028,756,379)		4,850,794,509

	Principal Amount ($)	Value ($)

US Government Backed 0.6%
US Treasury Bills:
0.9%**, 6/17/2004 (c)	10,000,000	9,996,000
0.99%**, 9/2/2004 (c)	10,000,000	9,974,554
1.0%**, 7/29/2004 (c)	10,000,000	9,984,450
Total US Government Backed (Cost $29,920,251)		29,955,004

	Shares	Value ($)

Cash Equivalents 8.7%
Scudder Cash Management QP Trust 1.12% (d) (Cost $464,455,743)	464,455,743	464,455,743
Total Investment Portfolio - 100.0% (Cost $4,523,132,373) (a)		5,345,205,256

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $4,523,132,373. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $822,072,883. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,098,662,745 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $276,589,862.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) At May 31, 2004, this security has been pledged to cover, in whole or part, initial margin requirements for open futures contracts.
(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
At May 31, 2004, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Depreciation ($)
S&P Index	6/17/2004	946	270,243,575	264,950,950	(5,292,625)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $3,916,691,613)	$ 4,664,487,010
Affiliated issuers (cost $141,985,017)	216,262,503
Scudder Cash Management QP Trust (cost $464,455,743)	464,455,743
Total investments in securities, at value (cost $4,523,132,373)	5,345,205,256
Receivable for investments sold	14,192,032
Dividends receivable	6,428,076
Interest receivable	440,869
Other assets	113,012
Total assets	5,366,379,245
Liabilities
Payable for Fund shares redeemed	8,401,648
Payable for daily variation margin on open futures contracts	567,599
Accrued management fee	3,052,646
Other accrued expenses and payables	5,105,717
Total liabilities	17,127,610
Net assets, at value	$ 5,349,251,635
Net Assets
Net assets consist of: Undistributed net investment income	8,345,297
Net unrealized appreciation (depreciation) on: Investments	822,072,883
Futures	(5,292,625)
Accumulated net realized gain (loss)	(361,682,095)
Paid-in capital	4,885,808,175
Net assets, at value	$ 5,349,251,635

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,617,550,894 / 95,378,672 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 37.93
Maximum offering price per share (100 / 94.25 of $37.93)	$ 40.24
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($992,856,372 / 26,286,887 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)
$ 37.77
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($619,545,410 / 16,382,936 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)
$ 37.82
Class I Net Asset Value, offering and redemption price per share ($10,748,649 / 283,464 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)	$ 37.92
Class R Net Asset Value, offering and redemption price per share ($709,802 / 18,712 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 37.93
Institutional Class Net Asset Value, offering and redemption price per share ($107,840,508 / 2,842,520 outstanding shares of beneficial interest, $.01 par value, 100,000,000 shares authorized)	$ 37.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Income: Dividends - Unaffiliated issuers (net of foreign taxes withheld of $85,393)	$ 65,207,151
Dividends - Affiliated issuers	2,467,305
Interest - Scudder Cash Management QP Trust	2,888,624
Interest	96,815
Total Income	70,659,895
Expenses: Management fee	18,245,496
Distribution service fees	12,684,434
Services to shareholders	5,733,793
Custodian fees	94,600
Auditing	28,954
Legal	9,629
Directors' fees and expenses	32,203
Reports to shareholders	120,021
Registration fees	11,496
Other	148,219
Total expenses, before expense reductions	37,108,845
Expense reduction	(22)
Total expenses, after expense reductions	37,108,823
Net investment income (loss)	33,551,072
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	(9,275,189)
Futures	22,531,214
13,256,025
Net unrealized appreciation (depreciation) during the period on: Investments	185,343,629
Futures	(9,868,534)
175,475,095
Net gain (loss) on investment transactions	188,731,120
Net increase (decrease) in net assets resulting from operations	$ 222,282,192

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income (loss)	$ 33,551,072	$ 62,663,581
Net realized gain (loss) on investment transactions	13,256,025	63,615,895
Net unrealized appreciation (depreciation) on investment transactions during the period	175,475,095	737,940,146
Net increase (decrease) in net assets resulting from operations	222,282,192	864,219,622
Distributions to shareholders from: Net investment income: Class A	(25,343,144)	(42,572,167)
Class B	(4,109,251)	(11,815,008)
Class C	(2,345,415)	(4,539,592)
Class I	(122,432)	(431,822)
Class R	(1,503)	-
Institutional Class	(937,606)	(730,861)
Fund share transactions: Proceeds from shares sold	1,094,701,139	1,332,204,773
Reinvestment of distributions	28,724,111	52,831,867
Cost of shares redeemed	(746,238,728)	(1,128,961,175)
Net increase (decrease) in net assets from Fund share transactions	377,186,522	256,075,465
Increase (decrease) in net assets	566,609,363	1,060,205,637
Net assets at beginning of period	4,782,642,272	3,722,436,635
Net assets at end of period (including undistributed net investment income of $8,345,297 and $7,653,576, respectively)	$ 5,349,251,635	$ 4,782,642,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 36.44	$ 30.15	$ 36.74	$ 33.91	$ 30.45	$ 35.69
Income (loss) from investment operations: Net investment income[b]	.29	.59	.53	.41	.65	.71
Net realized and unrealized gain (loss) on investment transactions	1.49	6.28	(6.63)	2.94	5.74	(3.69)
Total from investment operations	1.78	6.87	(6.10)	3.35	6.39	(2.98)
Less distributions from: Net investment income	(.29)	(.58)	(.49)	(.52)	(.68)	(.70)
Net realized gains on investment transactions	-	-	-	-	(2.25)	(1.56)
Total distributions	(.29)	(.58)	(.49)	(.52)	(2.93)	(2.26)
Net asset value, end of period	$ 37.93	$ 36.44	$ 30.15	$ 36.74	$ 33.91	$ 30.45
Total Return (%)[c]	4.90**	23.18	(16.77)	9.94	24.06	(8.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,618	2,983	2,056	2,101	1,661	2,043
Ratio of expenses before expense reductions (%)	1.16*	1.27	1.27	1.27	1.30[d]	1.20
Ratio of expenses after expense reductions (%)	1.16*	1.27	1.27	1.27	1.27[d]	1.20
Ratio of net investment income (loss) (%)	1.52*	1.87	1.54	1.13	2.34	2.09
Portfolio turnover rate (%)	6*	14	25	29	12	33
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.27% and 1.24%, respectively.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 36.29	$ 30.01	$ 36.58	$ 33.75	$ 30.31	$ 35.51
Income (loss) from investment operations: Net investment income[b]	.14	.34	.25	.12	.42	.42
Net realized and unrealized gain (loss) on investment transactions	1.48	6.26	(6.62)	2.93	5.72	(3.66)
Total from investment operations	1.62	6.60	(6.37)	3.05	6.14	(3.24)
Less distributions from: Net investment income	(.14)	(.32)	(.20)	(.22)	(.45)	(.40)
Net realized gains on investment transactions	-	-	-	-	(2.25)	(1.56)
Total distributions	(.14)	(.32)	(.20)	(.22)	(2.70)	(1.96)
Net asset value, end of period	$ 37.77	$ 36.29	$ 30.01	$ 36.58	$ 33.75	$ 30.31
Total Return (%)[c]	4.47**	22.19	(17.43)	9.03	23.04	(9.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	993	1,150	1,243	1,609	1,375	1,865
Ratio of expenses before expense reductions (%)	1.96*	2.08	2.08	2.08	2.14[d]	2.03
Ratio of expenses after expense reductions (%)	1.96*	2.08	2.08	2.08	2.10[d]	2.03
Ratio of net investment income (loss) (%)	.72*	1.06	.73	.32	1.51	1.26
Portfolio turnover rate (%)	6*	14	25	29	12	33
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.10% and 2.06%, respectively.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 36.34	$ 30.04	$ 36.61	$ 33.78	$ 30.34	$ 35.54
Income (loss) from investment operations: Net investment income[b]	.15	.35	.26	.13	.42	.43
Net realized and unrealized gain (loss) on investment transactions	1.48	6.28	(6.62)	2.93	5.73	(3.66)
Total from investment operations	1.63	6.63	(6.36)	3.06	6.15	(3.23)
Less distributions from: Net investment income	(.15)	(.33)	(.21)	(.23)	(.46)	(.41)
Net realized gains on investment transactions	-	-	-	-	(2.25)	(1.56)
Total distributions	(.15)	(.33)	(.21)	(.23)	(2.71)	(1.97)
Net asset value, end of period	$ 37.82	$ 36.34	$ 30.04	$ 36.61	$ 33.78	$ 30.34
Total Return (%)[c]	4.49**	22.27	(17.42)	9.09	23.06	(9.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	620	549	398	398	285	414
Ratio of expenses before expense reductions (%)	1.92*	2.02	2.05	2.05	2.12[d]	2.00
Ratio of expenses after expense reductions (%)	1.92*	2.02	2.05	2.05	2.08[d]	2.00
Ratio of net investment income (loss) (%)	.76*	1.12	.76	.35	1.54	1.29
Portfolio turnover rate (%)	6*	14	25	29	12	33
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 2.04%, respectively.
* Annualized
** Not annualized

Class I
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 36.45	$ 30.15	$ 36.76	$ 33.92	$ 30.45	$ 35.71
Income (loss) from investment operations: Net investment income[b]	.36	.74	.68	.58	.77	.84
Net realized and unrealized gain (loss) on investment transactions	1.47	6.29	(6.64)	2.94	5.74	(3.70)
Total from investment operations	1.83	7.03	(5.96)	3.52	6.51	(2.86)
Less distributions from: Net investment income	(.36)	(.73)	(.65)	(.68)	(.79)	(.84)
Net realized gains on investment transactions	-	-	-	-	(2.25)	(1.56)
Total distributions	(.36)	(.73)	(.65)	(.68)	(3.04)	(2.40)
Net asset value, end of period	$ 37.92	$ 36.45	$ 30.15	$ 36.76	$ 33.92	$ 30.45
Total Return (%)	5.06**	23.76	(16.40)	10.45	24.60	(8.54)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	13	22	33	26	22
Ratio of expenses before expense reductions (%)	.81*	.81	.80	.83	.86[c]	.82
Ratio of expenses after expense reductions (%)	.81*	.81	.80	.83	.85[c]	.82
Ratio of net investment income (loss) (%)	1.87*	2.33	2.01	1.57	2.73	2.47
Portfolio turnover rate (%)	6*	14	25	29	12	33
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .86% and .85%, respectively.
* Annualized
** Not annualized

Class R
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 36.43	$ 33.86
Income (loss) from investment operations: Net investment income[c]	.18	.02
Net realized and unrealized gain (loss) on investment transactions	1.56	2.55
Total from investment operations	1.74	2.57
Less distributions from: Net investment income	(.24)	-
Net realized gains on investment transactions	-	-
Total distributions	(.24)	-
Net asset value, end of period	$ 37.93	$ 36.43
Total Return (%)	4.79**	7.59**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.71	.029
Ratio of expenses (%)	1.75*	1.30*
Ratio of net investment income (loss) (%)	.93*	.38*
Portfolio turnover rate (%)	6*	14
[a] For the six months ended May 31, 2004 (Unaudited).
[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Institutional Class
Years Ended November 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 36.46	$ 30.14	$ 32.27
Income (loss) from investment operations: Net investment income (loss)[c]	.36	.69	.13
Net realized and unrealized gain (loss) on investment transactions	1.48	6.30	(2.11)
Total from investment operations	1.84	6.99	(1.98)
Less distributions from: Net investment income	(.36)	(.67)	(.15)
Net realized gains on investment transactions	-	-	-
Total distributions	(.36)	-	-
Net asset value, end of period	$ 37.94	$ 36.46	$ 30.14
Total Return (%)	5.08**	23.58	(6.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	88	2
Ratio of expenses (%)	.81*	.92	1.00*
Ratio of net investment income (loss) (%)	1.87*	2.22	(1.57)*
Portfolio turnover rate (%)	6*	14	25
[a] For the six months ended May 31, 2004 (Unaudited).
[b] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman High Return Equity Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $354,081,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($15,149,000), November 30, 2010 ($270,861,000) and November 30, 2011 ($68,071,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $487,471,000 and $141,612,760, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.69% of the Fund's average daily net assets. Dreman Value Management, LLC ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of each class at 1.20% of average daily net assets for Class A, B and C shares and 1.00% of average daily net assets for Class I and Institutional Class shares (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, Directors' and Directors' counsel fees, extraordinary expenses, taxes, brokerage and interest). For Class R shares, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses at 1.70% of average daily net assets for Class R shares (excluding certain expenses such as Directors' and Directors' counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended May 31, 2004, the amounts charged to the Fund by SISC were as follows:

	Total Aggregated	Unpaid at May 31, 2004
Class A	$ 3,093,642	$ 1,491,330
Class B	1,233,516	634,233
Class C	554,462	269,329
Class I	4,878	2,854
Class R	750	750
Institutional Class	36,075	4,300
	$ 4,923,323	$ 2,402,796

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 4,176,545	$ 615,617
Class C	2,279,989	410,015
Class R	365	195
	$ 6,456,899	$ 1,025,827

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Annualized Effective Rate
Class A	$ 4,044,560	$ 738,548.24%
Class B	1,424,563	212,344.25%
Class C	758,047	123,514.25%
Class R	365	147.25%
	$ 6,227,535	$ 1,074,553

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by the shareholder in connection with the distribution of Class A and C shares for the six months ended May 31, 2004, aggregated $338,811 and $524, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2004, the CDSC for Class B and C shares aggregated $1,101,167 and $29,971, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2004, SDI received $5,597.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2004, the custodian fee was reduced by $22 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended May 31, 2004 with companies which are or were affiliates is as follows:

Affiliate	Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Income ($)	Value ($)
Borders Group, Inc.	5,115,200	2,199	-	-	818,424	116,780,016
Universal Corp.	2,113,950	135,513	-	-	1,648,881	99,482,487
					2,467,305	216,262,503

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2004		Year Ended November 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	22,711,619	$ 872,065,182	29,859,549	$ 948,106,486
Class B	2,299,212	87,910,148	4,986,043	157,692,886
Class C	2,792,472	106,751,855	4,374,232	139,548,057
Class I	19,964	758,538	336,680	10,369,195
Class R	18,052	696,758	805*	28,541*
Institutional Class	695,169	26,518,658	2,580,661	76,459,608
		$ 1,094,701,139		$ 1,332,204,773
Shares issued to shareholders in reinvestment of distributions
Class A	597,940	$ 22,186,919	1,205,730	$ 37,582,184
Class B	96,580	3,572,077	338,590	10,371,917
Class C	51,370	1,903,720	120,268	3,715,056
Class I	3,304	122,432	14,275	431,906
Class R	40	1,503	-	-
Institutional Class	25,245	937,460	21,862	730,804
		$ 28,724,111		$ 52,831,867
Shares redeemed
Class A	(9,789,731)	$ (374,970,717)	(17,420,078)	$ (546,940,784)
Class B	(7,794,453)	(296,819,715)	(15,069,806)	(469,578,199)
Class C	(1,569,008)	(60,017,411)	(2,632,176)	(82,217,860)
Class I	(89,303)	(3,442,399)	(742,008)	(21,362,153)
Class R	(185)	(6,936)	-	-
Institutional Class	(287,281)	(10,981,550)	(270,870)	(8,862,179)
		$ (746,238,728)		$ (1,128,961,175)
Net increase (decrease)
Class A	13,519,828	$ 519,281,384	13,645,201	$ 438,747,886
Class B	(5,398,661)	(205,337,490)	(9,745,173)	(301,513,396)
Class C	1,274,834	48,638,164	1,862,324	61,045,253
Class I	(66,035)	(2,561,429)	(391,053)	(10,561,052)
Class R	17,907	691,325	805*	28,541*
Institutional Class	433,133	16,474,568	2,331,653	68,328,233
		$ 377,186,522		$ 256,075,465

* For the period October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHIX
CUSIP Number	81123U-204	81123U-709	81123U-808	81123U-832
Fund Number	087	287	387	539

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDHRX
CUSIP Number	81123U-790
Fund Number	1506

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman High Return Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman High Return Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------